Supplement to the Fidelity® Contrafund®
February 22, 2000 Prospectus

The following information replaces similar information found under the heading "Dividends and Capital Gain Distributions" in the "Shareholder Information" section on page 19.

The fund normally pays dividends and capital gain distributions in February and December.

CON-00-02 October 6, 2000
1.729576.102